Exhibit 10.1

SETTLEMENT AGREEMENT

和解协议

This Settlement Agreement (the “Settlement Agreement”) is dated 2 January, 2025 (the “Effective Date”) by and among:

这份和解协议（以下简称“和解协议”）2025年1月2日（以下简称“生效日期”）签署，由以下各方共同缔结：

a)SPI Energy Co., Ltd, a Cayman Islands corporation with registered address at Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands whose principal executive office is located at 4803 Urbani Ave, McClellan Park, CA,95652, duly represented for the execution of the present by Mr. Xiaofeng PENG (hereinafter “SPI Energy”);

SPI Energy Co., Ltd, 一家注册地址位于Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands的公司，其主要行政办公地点位于4803 Urbani Ave, McClellan Park, CA,95652，由彭小峰先生代表签署本协议（以下简称“SPI Energy”）；

b)SPI China (HK) Limited, a Hong Kong corporation with registered address at Floor 11, No.1128, 52 Hung To Road, Kwun Tong, Kowloon, Hong Kong, whose principal executive office is located at Floor 11, No.1128, 52 Hung To Road, Kwun Tong, Kowloon, Hong Kong, duly represented for the execution of the present by Mr. Xiaofeng PENG (hereinafter “SPI HK” and collectively with SPI Energy shall be referred to as “SPI”);

SPI China (HK) Limited, 一家注册地址位于Floor 11, No.1128, 52 Hung To Road, Kwun Tong, Kowloon, Hong Kong的公司，其主要行政办公地点位于Floor 11, No.1128, 52 Hung To Road, Kwun Tong, Kowloon, Hong Kong，由彭小峰先生代表签署本协议（以下简称“SPI HK” ，与SPI Energy合称为“SPI”）；

c)Sinsin Europe Solar Asset Limited Partnership (Reg. No. 70887) a Cayman Islands corporation with registered address at Suite 716, 10, Market Street, Grand Cayman KYI-9006, Cayman Islands whose principal executive office is located at 2nd Floor East Side, Building 59, No. 461, Hongcao Road, Xuhui, Shanghai, 200233, China, duly represented for the execution of the present by Mr. Dejun YE (hereinafter “Sinsin Europe”);

Sinsin Europe Solar Asset Limited Partnership （注册号：70887）, 一家注册地址位于Suite 716, 10, Market Street, Grand Cayman KYI-9006, Cayman Islands的公司，其主要行政办公地点位于上海市徐汇区虹漕路461号59号楼2楼东侧（邮编200233），由叶得军先生代表签署本协议（以下简称“Sinsin Europe”）；

d)Sin Sin Solar Capital Limited Partnership (Reg. No. 70738) a Cayman Islands corporation with registered address at Suite 716, 10, Market Street, Grand Cayman KYI-9006, Cayman Islands whose principal executive office is located at 2nd Floor East Side, Building 59, No. 461, Hongcao Road, Xuhui, Shanghai, 200233, China, duly represented for the execution of the present by Mr. Dejun YE (hereinafter “Sinsin Solar Capital” and collectively with Sinsin Europe, “SINSIN”);

Sinsin Solar Capital Limited Partnership（注册号：70738）, 一家注册地址位于Suite 716, 10, Market Street, Grand Cayman KYI-9006, Cayman Islands的公司，其主要行政办公地点位于上海市徐汇区虹漕路461号59号楼2楼东侧（邮编200233），由叶得军先生代表签署本协议（以下简称“Sinsin Solar Capital” ，与Sinsin Europe合称为“SINSIN”）；

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e)Sinsin Renewable Investment Limited, a company registered in Malta at 85, St.John Street, Valletta VLT 1165 Malta (Registration Number: C60350) duly represented for the execution of the present by its Director Mr. Cheong Hoong Khoeng (hereinafter “SRIL”);

Sinsin Renewable Investment Limited, 一家注册地址位于85, St.John Street, Valletta VLT 1165 Malta（注册号：C60350）的马耳他公司，由其董事Cheong Hoong Khoeng先生代表签署本协议（以下简称“SRIL”）；

f)Photovoltaica Parka Veroia 1 Malta Limited, a company registered in Malta at 85, St.John Street, Valletta VLT 1165 Malta (Registration Number: C60181 duly represented for the execution of the present by its Director Mr. Cheong Hoong Khoeng) (hereinafter “Veroia Malta”, and collectively with SRIL, “Lenders/Assignors” )

Photovoltaica Parka Veroia 1 Malta Limited, 一家注册地址位于85, St.John Street, Valletta VLT 1165 Malta的马耳他公司，注册号为C60181，由其董事Cheong Hoong Khoeng先生代表签署本协议（以下简称“Veroia Malta”, 与SRIL合称为“贷款人/转让方”）

SPI, SINSIN and Lenders/Assignors shall be also referred to as a “Party” and, collectively the “Parties”.

SPI，SINSIN 以及贷款人/转让方，各称为“一方”，合称为“各方”。

BACKGROUND

背景

The purpose of this Settlement Agreement is to settle in full the Debt1 owed under the U.S. Judgment, any amounts due under the Arbitral Awards as well as to settle the Dispute between the Parties. In exchange for entering into the Settlement Agreement, SINSIN agrees to withdraw without prejudice its Renewed Motion for Injunctive Relief, currently before the US Court in the Eastern District of California. As further set forth in herein, all Parties further agree that in the event SPI fails to effectuate the Installments within the agreed timeline as stipulated in Clause 2.2 (a Material Breach), the aggregate Settlement Amount provided hereunder shall be deemed null and void and, in such a case, SPI agrees to pay to SINSIN the Debt awarded in the US Judgment with interest accruing as ordered by the US Judgment (after deduction of any amounts which may have been paid to SINSIN already pursuant to this Settlement Agreement), and compensate SinSin for any legal costs in relation to collection of the Debt. Further, in the event of a Material Breach, and as further set forth in Clause 10 (Liabilities for Breach of Contract), all Parties agree that the SINSIN can seek injunctive relief in the form of a worldwide asset freeze in the Eastern District of California (or other appropriate US court venue), and that SPI, as well as any and all of SPI’s subsidiaries or affiliates, will not challenge the US Court’s jurisdiction, venue, or the injunctive relief sought by SINSIN.

本和解协议的目的是全额和解在美国判决项下的债务和仲裁裁决下的任何应付款项，并解决各方之间的争议。作为达成和解协议的条件，SINSIN同意在不影响SINSIN实体权利的情况下撤回其正在美国加利福尼亚州东区法院进行的重新提起的临时禁令动议。如本协议进一步约定，各方同意，如果SPI未能按照本协议第2.2条所约定的时间按期支付任意一笔期分期款项（重大违约），本协议项下的和解金额作废，在此情况下，SPI同意向SINSIN支付美国判决所确定的债务及美国判决项下应计的利息（扣除按照本和解协议已经支付给SINSIN的任何款项）、因追索债务而产生的法律费用等。此外，发生重大违约时（如在本协议第10条违约责任中进一步规定），各方同意SINSIN将有权在加利福尼亚州东区（或其他适当的美国法院）申请在全球范围内冻结SPI所有资产的禁令救济。SPI及其任何和所有的子公司或关联公司同意不挑战或以任何方式反对美国法院的管辖权、审判法院或SINSIN寻求的救济。

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1 All undefined words in this paragraph shall have the meanings ascribed to them in the below portions of the Settlement Agreement.

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WHEREAS by virtue of a share sale and purchase agreement dated 6 September 2014 (the “SPA”) entered into by and between SINSIN (as vendors) and SPI (as purchasers), SINSIN sold to SPI all of the shares in SRIL. SRIL is the direct and/or indirect owner of four (4) Greek companies under the names “JASPER PV MAKEDONIA ENERGIAKI SINGLE MEMBER SOCIETE ANONYME” (hereinafter: “JASPER”), “ORION ENERGIAKI SINGLE MEMBER SOCIETE ANONYME PHOTOVOLTAICON ERGON” (hereinafter: “ORION”), “ASTRAIOS ENERGIAKI SINGLE MEMBER SOCIETE ANONYME PHOTOVOLTAICON ERGON” (hereinafter: “ASTRAIOS”), “PHOTOVOLTAICA PARKA VEROIA I SINGLE MEMBER SOCIETE ANONYME” (hereinafter: “PHOTOVOLTAICA PARKA VEROIA I” and collectively: “Greek SPVs”). The Greek SPVs own a number of operating photovoltaic parks in Greece having a total power output of 26.57 MW.

鉴于，根据SINSIN（作为出售方）和SPI（作为购买方）于2014年9月6日签订的一份股权买卖协议（以下简称“SPA”），SINSIN向SPI出售了SRIL的全部股份。SRIL直接和/或间接拥有希腊的四家公司，分别为“JASPER PV MAKEDONIA ENERGIAKI SINGLE MEMBER SOCIETE ANONYME”（下称“JASPER”）、“ORION ENERGIAKI SINGLE MEMBER SOCIETE ANONYME PHOTOVOLTAICON ERGON” （下称“ORION”）、“ASTRAIOS ENERGIAKI SINGLE MEMBER SOCIETE ANONYME PHOTOVOLTAICON ERGON” （下称“ASTRAIOS”）、“PHOTOVOLTAICA PARKA VEROIA I SINGLE MEMBER SOCIETE ANONYME” （下称“PHOTOVOLTAICA PARKA VEROIA I”）（以下统称为“希腊SPVs”）。这些希腊SPVs拥有希腊多个运营中的光伏电站，总发电功率为26.57兆瓦。

WHEREAS after the execution of the SPA, a dispute occurred between SPI and SINSIN in connection with various terms of the SPA in the course of which the following arbitration and court proceedings in Malta, Greece and the United States of America took place (the “Dispute”):

鉴于，在签署SPA后，SPI和SINSIN就SPA的各项条款发生争议，期间涉及到下列在马耳他、希腊和美利坚合众国的仲裁和法院诉讼程序（以下简称“争议”）：

I.	Malta arbitration and court proceedings

马耳他仲裁和法庭程序

a)SPI as claimants lodged an arbitration with Ref No I 5320/2018 before the Malta Arbitration Centre (the “MAC”) against SINSIN as respondents (the “SPI Arbitration”). SPI requested by virtue of the SPI Arbitration the payment of damages from SINSIN, principally in connection with the breach of a specific undertaking in the SPA that SPI Group would be awarded EPC contracts for the construction of PV plants having a capacity of at least 360MW by the SINSIN Group within a prescribed time. The SINSIN Group did not award any EPC contracts to SPI Group within the agreed time. The MAC tried the SPI Arbitration and issued its final award on the 29th October 2020 by virtue of which it dismissed the SPI Arbitration in its entirety.

SPI作为申请人，以SINSIN作为被申请人，在马耳他仲裁中心（以下简称“MAC”）于2018年提起了I 5320/2018号案件（以下简称“SPI仲裁”）。SPI通过SPI仲裁主要要求SINSIN支付赔偿金，其主要原因是SINSIN集团未能在规定时间内履行SPA中的具体承诺，即SINSIN集团将在约定时间内向SPI集团授予建设至少360兆瓦光伏电站的EPC合同。然而，SINSIN集团未能在约定时间内向SPI集团授予任何EPC合同。MAC对SPI仲裁进行了审理，并于2020年10月29日发布了最终裁决，完全驳回了SPI仲裁的仲裁请求。

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b)SINSIN filed separate arbitration proceedings before the MAC against SPI. In particular, SINSIN as claimants lodged an arbitration with Ref No I 5532/2018 before the MAC against SPI as respondents (the “SINSIN Arbitration”). SINSIN requested by virtue of the SINSIN Arbitration payment of the balance of the purchase price due in terms of the SPA (stated to be EUR 38,054,000) together with interest. The MAC tried the SINSIN Arbitration and issued its final award on the 29th October 2020 by virtue of which it settled the SINSIN Arbitration in its entirety and ordered SPI jointly and severally to pay SINSIN the sum of thirty eight million and fifty four thousand Euro (EUR 38,054,000) together with interest at the rate of six per cent (6%) accruing from 30 November 2015 on half of the Debt and accruing from 20 June 2016 on the remaining half of the Debt at a six percent (6%) interest rate. In addition, the MAC ordered SPI to pay certain amounts as arbitration fees and costs and expenses for legal representation of SINSIN (the arbitral award for the SINSIN Arbitration and the arbitral award for the SPI Arbitration are collectively referred to as the “Arbitral Awards”).

SINSIN在MAC对SPI提起了单独的仲裁程序。具体而言，SINSIN作为申请人以SPI作为被申请人在MAC于2018年提起了I 5532/2018号案件（以下简称“SINSIN仲裁”）。通过SINSIN仲裁，SINSIN要求支付根据SPA应付的余款（金额为38,054,000欧元），以及相应的利息。MAC对SINSIN仲裁进行了审理，并于2020年10月29日发布了最终裁决，完全支持了SINSIN仲裁的仲裁请求，并要求SPI就一半债务自2015年11月30日起，就另一半债务自2016年6月20日起，直至最终付款日止，按百分之六（6%）的利率支付利息。此外，MAC还要求SPI支付一定数额的仲裁费用以及SINSIN的法律代理费用和支出（SINSIN仲裁的仲裁裁决和SPI仲裁的仲裁裁决合称“仲裁裁决”）。

c)SPI filed two appeals in Malta, one against each of the two above mentioned awards of the MAC before the Court of Appeal (Inferior Jurisdiction). On 12 November 2021, the Court of Appeal issued two decisions, by virtue of which it rejected the two appeals filed by SPI against the two above mentioned awards of the MAC. On 29 November 2021, SPI filed two retrial applications and two applications for suspension of enforcement of the judgement pending retrial of the two above mentioned appeal decisions of the Malta Court of Appeal, both of which were rejected by the Malta Court of Appeal.

SPI在马耳他提起了两项上诉，分别将MAC所做的两个上述裁决提交给上诉法庭（下级法院）。2021年11月12日，上诉法庭作出了两个决定，拒绝了SPI针对上述MAC两个裁决所提起的两个上诉。2021年11月29日，SPI提起了两项再审申请，并提出了在再审期间中止执行上述两个马耳他上诉法庭决定的申请，但这两项申请均被马耳他上诉法庭驳回。

d)By virtue of an application for the issue of a warrant of prohibitory injunction numbered 3/2019JZM (the “WPI”), SINSIN obtained a court order dated 19 February 2019 by virtue of which SPI Energy Co. Ltd. was prohibited to sell any of its shares in SRIL.

通过申请一项编号为3/2019JZM的禁止令（以下简称“WPI”），SINSIN于2019年2月19日获得了一份法院命令，该命令禁止SPI Energy Co.,Ltd.出售其持有的SRIL的任何股份。

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II.	Greek court proceedings

希腊法庭程序

a)SINSIN and Mr. Dejun Ye filed a lawsuit before the Athens Multi-Member First Instance Court against the Greek SPVs dated 13 March 2018, with filing number No 25276/999/2018 (the “Annulment Lawsuit”). Pursuant to the Annulment Lawsuit the plaintiffs requested the annulment of the shareholders meetings’ resolutions of the Greek SPVs dated 19 December 2017, which appointed Boards of Directors for the Greek SPVs. SPI and their subsidiaries opposed the above-mentioned Lawsuit. By virtue of its Judgement No 2318/2019, the Athens Multi-member First Instance Court suspended the issuance of a definitive judgment on the Annulment Lawsuit until the issuance of a final decision on the arbitration proceedings pending before the MAC (cases nos. 5532/2018 and 5320/2018 described above).

2018年3月14日，SINSIN和叶得军先生在雅典多成员一审法院提起了针对希腊SPVs的诉讼，案件编号为25276/999/2018（“撤销诉讼”）。通过撤销诉讼，申请人请求撤销希腊SPVs于2017年12月19日的股东大会决议，该决议任命了希腊SPVs的董事会。SPI及其子公司对上述诉讼提出了异议。根据第2019/2318号裁定，雅典多成员一审法院暂停作出对撤销诉讼的最终判决，直至MAC的仲裁程序（上文提到的编号为5532/2018和5320/2018的案件）作出最终裁决。

b)Following SINSIN’s Injunction Petition dated 26 January 2018, filed with filing number No 8118/876/2018 before the Athens Single-Member First Instance Court against the Greek SPVs, the court issued a provisional order on 8 February 2018 and later issued its Judgement No 4212/2018 (interim measures) on 26 June 2018 by virtue of which it was ordered, inter alia, the appointment of an interim management of the Greek SPVs, consisting of two members (Dejun Ye and Fan Yang) on the part of SINSIN and one member (Hoong Khoeng Cheong) on the part of the Greek SPVs (hereinafter “Athens Injunction Judgement No 4212/2018”) with a term until the issuance of a final judgment on the above Annulment Lawsuit.

2018年1月26日，SINSIN对希腊SPVs在雅典单成员一审法院提起了禁令申请（案件编号为8118/876/2018），法院于2018年2月8日发布了临时禁令，并于2018年6月26日作出第4212/2018号判决。该判决涉及对希腊SPVs的临时管理层的任命，该管理层应由SINSIN选举产生的两名成员（叶得军和杨帆）和希腊SPVs选举产生的一名成员（Hoong Khoeng Cheong）组成（以下简称“雅典禁令第4212/2018号判决”）。根据雅典禁令第4212/2018号判决，希腊SPVs的临时管理层的任期将延续至撤销诉讼出具最终判决。

c)By virtue of a petition dated 25 January 2018 filed by SINSIN under filing number No 7294/225/2018 before the Athens District Court against SPI group companies “Sinsin Renewable Investment Malta Limited”, “Veltimo Limited” and “Photovoltaica Parka Veroia 1 Malta Limited”, SINSIN requested the Court to allow them to proceed to an auction of the pledged shares of the Greek SPVs, in order to satisfy SINSIN’s claim in the amount of € 38,309,000 plus interest and expenses, arising from the outstanding purchase price of the Greek SPVs’ shares under the SPA (the “Auction Petition”). The shares of the Greek SPVs have been placed under pledge in favor of SINSIN by virtue of four Pledge of Shares Agreements entered into on 6.09.2014, as security for the due and punctual payment of the obligations of payment of the consideration for the Sale Shares undertaken by SPI under the SPA. SPI’s group companies opposed the Auction Petition. Following the hearing of the Auction Petition before the Athens District Court on 23rd October 2018 Judgement No 350/2019 of the Athens District Court was issued which postponed the issuance of a definitive judgment, until the issuance of a final decision on the arbitration cases pending before the MAC (cases nos. 5532/2018 and 5320/2018 described above) (hereinafter the “Athens District Court Judgement No 350/2019”).

基于SINSIN在2018年1月25日针对SPI集团旗下公司“Sinsin Renewable Investment Limited”、“Veltimo Limited”和“Photovoltaica Parka Veroia 1 Malta Limited”向雅典地方法院提交的编号为7294/225/2018的申请书，SINSIN请求雅典地方法院允许其拍卖希腊SPVs的质押股份，以满足SINSIN提出的因SPA下希腊SPVs股份的购买价款未得到完全支付而产生的38,309,000欧元及其利息和费用的索赔（以下简称“拍卖申请”）。SPI集团公司对拍卖申请提出异议。雅典地方法院于2018年10月23日审理了拍卖申请。雅典地方法院作出了第350/2019号裁定，决定推迟出具最终判决，直至MAC的仲裁案件作出最终裁决（上文提到的编号为5532/2018和5320/2018的案件）（以下简称“雅典地方法院第350/2019号裁定”）。

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III.	USA court proceedings

美国法庭程序

a)On November 3, 2022, SINSIN filed a Petition to Confirm the Arbitral Awards in the United States District Court, Eastern District of California, Case No. 2:22-cv-01991-MCE-JDP (the “Action”), seeking under the New York Convention on the Recognition and Enforcement of Foreign Arbitral Awards of June 10, 1958 (the “New York Convention”) to confirm the Arbitral Awards. On October 2, 2023, the United States District Court (the “US Court”) entered an order confirming the Awards, and ordered SPI to pay SinSin the amounts under the Awards, which is no less than USD 60,349,486.13, subject to a continuing interest rate of six percent accruing from 30 November 2015 on half of the outstanding balance owedu nder the SPA (€19,027,000), and accruing from June 20, 2016 on the remaining half of the outstanding amount owed under the SPA (€19,027,000). Subsequently, by order entered November 21, 2023, the US Court awarded SINSIN its attorneys’ fees and costs in the amount of USD 160,831.87 in the Action. Collectively, the October 2, 2023 and November 21, 2023 orders shall hereinafter be referred to as the “US Judgment,” and the amount owed thereunder will collectively be referred to as the “Debt”.

2022年11月3日，SINSIN在美国加利福尼亚东区地方法院（案号2:22-cv-01991-MCE-JDP）提交了《承认仲裁裁决申请》（以下简称“诉讼”），根据1958年6月10日《纽约公约》（以下简称“《纽约公约》”）请求承认仲裁裁决。2023年10月2日，美国地方法院（“美国法院”）作出了承认裁决的判决，并判决SPI向SINSIN支付裁决中的金额，即至少为60,349,486.13美金，并就所欠付的本金，对于1902.7万欧元部分自2015年11月30日起计算年化6%的利息，剩余1902.7万欧元部分自2016年6月20日起计算年化6%的利息。随后，法院于2023年11月21日的裁定中授予SINSIN其在诉讼中的律师费和其他费用。2023年10 月2日的判决和2023年11月21日授予律师费的裁定将在下文统称为“美国判决”，在该等判决项下所欠款项合称为“债务”。

b)On 10 April 2024, SINSIN filed a Renewed Motion for Injunction Relief and Attorneys’ Fees in the Action. SinSin sought a worldwide asset freeze of all of SPI Energy Co., Ltd’s assets until the Debt and SINSIN’s legal fees are paid in full (the “Asset Freeze Petition”). The US Court held a hearing on the Asset Freeze Petition on 25 April 2024. At the 25 April 2024 hearing, the US Court ordered that SINSIN and SPI Energy Co., Ltd. provide status update by May 24, 2024 and set a second hearing for 31 July 2024. The US Court has since continued the status conference and hearing to 18 September 2024.

2024年4月10日，SINSIN在诉讼中提交了重新提起的临时禁令和律师费的动议申请，申请对SPI Energy Co., Ltd.的全球财产进行冻结直至债务和SINSIN的律师费被全部偿还（下称“财产冻结申请”）。美国法院于2024年4月25日对财产冻结申请进行了听证。在2024年4月25日的听证会上，美国法院要求SINSIN和SPI于2024年5月4日更新状态，并定于2024年7月31日举行第二次听证。此后，美国法院将会议和听证会延续到2024年9月18日。

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WHEREAS the income from the sale of the electricity produced by the Greek SPVs is deposited in their bank accounts held with two Greek banks, namely National Bank of Greece and Piraeus Bank. SPI Energy Co., Ltd. has represented that the aggregate balance of the cash deposits of the Greek SPVs with the above-mentioned Greek banks which has been accumulated as of November 4, 2024, according to the bank account statements issued by the National Bank of Greece and Piraeus Bank (attached hereto as Annex A], are as per the following table:

ACCUMULATED GREEK BANK DEPOSITS
SPV	Name of bank / account number	Date (of the bank statement)	Balance [in Euros (€)]
JASPER	XXX-XXXX-XXX	4/11/2024	3,560.62
JASPER	XXX-XXXX-XXX	4/11/2024	3,664,143.06
ORION	XXX-XXXX-XXX	4/11/2024	6,856,540.72
ORION		4/11/2024	162.80
ASTRAIOS	XXX-XXXX-XXX	4/11/2024	11,415,510.45
ASTRAIOS	XXX-XXXX-XXX	4/11/2024	513.38
PHOTOVOLTAICA PARKA VEROIA I	XXX-XXXX-XXX	4/11/2024	16,035,021.05
TOTAL			37,975,452

amounting in total thirty-seven million, nine hundred seventy-five thousand, four hundred fifty-two euros (€37,975,452) (the “Accumulated Greek Bank Deposits”).

鉴于，希腊SPVs生产的电力销售所得被存入其在两家希腊银行的银行账户，分别为希腊国家银行和Piraeus银行。SPI Energy Co., Ltd. 表示，根据希腊国家银行和Piraeus银行于2024年11月4日出具的银行对账单（见本协议附件A），希腊SPVs在上述两家希腊银行的现金存款总余额如下表所示：

希腊银行账户累积余额
公司	银行名称/ 账号	日期 (银行对账单)	余额 欧元 (€)
JASPER	XXX-XXXX-XXX	4/11/2024	3,560.62
JASPER	XXX-XXXX-XXX	4/11/2024	3,664,143.06
ORION	XXX-XXXX-XXX	4/11/2024	6,856,540.72
ORION	XXX-XXXX-XXX	4/11/2024	162.80
ASTRAIOS	XXX-XXXX-XXX	4/11/2024	11,415,510.45
ASTRAIOS	XXX-XXXX-XXX	4/11/2024	513.38
PHOTOVOLTAICA PARKA VEROIA I	XXX-XXXX-XXX	4/11/2024	16,035,021.05
TOTAL			37,975,452

总额为37,975,452 欧元（以下简称“累积希腊银行存款”）。

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WHEREAS as of 31 December 2023, the 4 Greek SPVs have outstanding debts to Lenders/Assignors by virtue of bond loan and loan agreements, the aggregate amount of which (principal and interest) is EUR 33,052,852.00 (the “Assigned Debt”)；the detailed amounts of the Accumulated Greek Bank Deposits and the Assigned Debt per Greek SPV are set out in Annex B attached hereto and SPI hereby represents and warrants that the amounts of the Assigned Debt are accurate and constitute the outstanding indebtedness of the 4 Greek SPVs (as acknowledged by each of them) as at the date of this Settlement Agreement.

鉴于，截至2023年12月31日，由于债券贷款和贷款协议，希腊四家SPVs对贷款人/转让方存在未偿还债务，其总额（包括本金和利息）为33,052,852.00欧元（以下简称“待转让债务”）；每个希腊SPV的累计希腊银行存款和待转让债务的具体金额已在附件B中列明，并且，SPI特此陈述并保证，待转让债务的金额准确无误，并构成四家希腊 SPVs （已经四家希腊 SPVs分别确认）在本和解协议签署时的未偿债务。

WHEREAS the Parties wish to definitively settle the Dispute, with release of any and all claims which were asserted, or which could have been asserted against the Parties and their respective directors, employees, affiliates, assigns or agents (the “Released Parties”) with respect to the facts giving rise to the Dispute, in accordance with the terms of the present Settlement Agreement.

鉴于，各方希望根据本和解协议的条款最终解决争议，以及终止并放弃因争议引起的与各方及其各自的董事、雇员、关联公司、受让人或代理人（以下简称“被免责方”）相关的已主张或可能主张的任何和所有索赔。

NOW, it is agreed as follows:

现，达成以下协议：

1.	EFFECTIVE DATE

生效日

The present Settlement Agreement enters into force on the Effective Date.

本和解协议自生效日期起生效。

2.	SETTLEMENT AMOUNT AND PAYMENT

和解的金额和支付

2.1	SPI hereby undertakes to pay to SINSIN, which agrees, the amount of EUR Forty-five Million (€ 45,000,000.00) (the “Settlement Amount”) in full and final settlement of the Dispute, comprising €38,054,000.00 (the “Principal”) as principal and €6,946,000.00 (the “Interest”) as interest. For and in consideration of receipt of the Settlement Amount, which is inclusive of all cost and fees due in relation to the Dispute, SINSIN releases and forever discharges SPI and SPI’s Released Parties from all past, present, future actions, causes of action, lawsuits, claims and demands of any kind and nature arising in any way out of the facts and circumstances giving rise to the Dispute.

SPI在此承诺同意向SINSIN支付四千五百万欧元（€45,000,000.00）（以下简称“和解金额”），作为解决争议的全部和最终金额，其中包括作为本金的三千八百零五万四千欧元（€38,054,000.00）（以下简称“本金”）和作为利息的六百九十四万六千欧元（€6,946,000.00）（以下简称“利息”）。作为收取和解金额的对价（该和解金额已包括与争议相关的一切成本和费用），在此，SINSIN解除并永久性免除 SPI及 SPI的被免责方所有过去、现在和将来产生争议的事实和情形以任何方式导致的任何种类和性质的诉求、诉因、诉讼、权利主张和要求。

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2.2	The Settlement Amount shall be paid by SPI to SINSIN, in three (3) installments (collectively the “Installments”), as follows:

和解的金额将由SPI分三期支付给SINSIN（合称“分期款项”），具体如下：

2.2.1	An amount of EUR thirty-three million fifty-two thousand eight hundred fifty-two (€ 33,052,852.00) (the “First Installment”), as full amount of the Interest and part of the Principal, shall be paid to SINSIN by virtue of the assignment of the Assigned Debt from the Lenders/Assignors to SINSIN (assignee), as follows:

以贷款人/转让方将待转让债务转让给SINSIN（受让人）的方式，支付三千三百零五万两千八百五十二欧元（€33,052,852.00）（以下简称“第一期付款”），作为全部利息和本金的一部分，支付给SINSIN，具体如下：

(a)	On the Effective Date, and simultaneously with the execution of the present Agreement, the Lenders/Assignors (as assignors) and SINSIN (as assignee) shall enter into an Assignment Agreement in the form attached hereto as Annex C by virtue of which all rights and claims of the Lenders/Assignors against the Greek SPVs arising out from the Assigned Debt shall be irrevocably assigned and transferred to SINSIN. The Assignment Agreement shall be sent to the Greek SPVs formally notifying them that the new lender under the Assigned Debt is SINSIN and for the assignment to become effective (Greek Civil Code articles 460ff) (“Assignment Effective Date”).

在生效日当天，与本协议签署的同时，贷款人/转让方（作为转让方）和SINSIN（作为受让方）将根据附件C中所附的格式签署一份转让协议，根据该协议，贷款人/转让方对希腊SPVs基于待转让债务产生的全部权利和主张，将被不可撤销地转让和转移给SINSIN。转让协议将通知希腊SPVs，以正式通知希腊SPVs待转让债务的新贷款人是SINSIN，并使转让生效（希腊民法第460ff条）（“转让生效日”）

(b)	Therefore, as of the Assignment Effective Date, SINSIN shall become the sole and uncontested lender (creditor) to the Greek SPVs in respect of the Assigned Debt.

因此，自转让生效日起，SINSIN 将成为希腊 SPVs 在待转让债务方面的唯一且无争议的贷款人（债权人）。

(c)	On the Assignment Effective Date, SPI and SINSIN shall procure that the Greek SPVs acting under the joint control of SINSIN and SPI (through their Interim Management appointed by virtue of the “Athens Injunction Judgement No 4212/2018”) shall: (1) pay the Assigned Debt to SINSIN in full; and (2) to that effect, on the Assignment Effective Date, provide written instructions to the Greek Banks where the Accumulated Greek Bank Deposits are kept for the payment of the Bond Loan Amount to SINSIN.

在转让生效日当天，SPI和SINSIN应确保希腊 SPVs 在 SINSIN 和 SPI 共同控制下（通过雅典禁令第4212/2018号判决委任的希腊 SPVs 的临时管理层）：（1）全额将待转让债务支付给SINSIN；及（2）为此，在转让生效日，向累积希腊银行存款所在的希腊银行提供书面指示，以实现将债券贷款支付给SINSIN。

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(d)	The Parties hereby undertake and covenant that they shall cooperate and take all necessary and appropriate actions in prompt manner in order to facilitate the payment of the First Instalment to SINSIN to ensure the full payment of the Assigned Debt from the Greek SPVs to SINSIN within fifteen (15) Business Days from the Assignment Effective Date, including but not limited to :

各方在此保证并承诺，各方应相互合作并迅速采取所有必要和适当的行动促使向SINSIN支付第一期付款，以确保希腊 SPVs在转让生效日起十五（15）个工作日内向SINSIN全额支付待转让债务，包括但不限于：

provide, and procure their affiliated entities (including the Greek SPVs) to provide any documents required by the Greek Banks for the release of the First Instalment.

提供、并促使其关联实体（包括希腊 SPVs）提供希腊银行要求的支付第一期付款的任何文件；

(e)	The Interim Management of the Greek SPVs (appointed by virtue of the “Athens Injunction Judgement No 4212/2018”) shall instruct and authorize (i) National Bank of Greece and (ii) Piraeus Bank, to release the amount of the First Installment for the benefit of SINSIN for payment into the following bank account designated by SINSIN:

希腊SPVs的临时管理层（根据雅典禁令第4212/2018号判决委任）应指示并授权（i）希腊国家银行和（ii）Piraeus银行向SINSIN全额支付第一期付款至SINSIN指定的以下银行账户，以保障SINSIN的利益：

Account no: XXX-XXXX-XXX

XXX-XXXX-XXX

Bank: BANK OF CHINA LIMITED SINGAPORE BRANCH

Swift Code: BKCHSGSG

In particular, the above joint instructions to National Bank of Greece and Piraeus Bank shall provide that the First Installment shall be released from the Accumulated Greek Bank Deposits, as follows:

特别是，上述发送给希腊国家银行和Piraeus银行的共同指示应明确第一期付款从累积希腊银行存款中支付，具体如下：

(i)	an amount of EUR 2,146,625 shall be released from the account no. XXX-XXXXX-XXX held in the name of JASPER PV MAKEDONIA ENERGIAKI SINGLE MEMBER SOCIETE ANONYME with National Bank of Greece;

从雅典希腊国家银行以JASPER PV MAKEDONIA ENERGIAKI SINGLE MEMBER SOCIETE ANONYME的名义持有的账户号XXX-XXXX-XXX 中支付二百一十四万六千六百二十五欧元(€ 2,146,625）。

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(ii)	an amount of EUR 16,019,201 shall be released from the account no. XXX-XXXX-XXX held in the name of PHOTOVOLTAICA PARKA VEROIA I SINGLE MEMBER SOCIETE ANONYME with National Bank of Greece;

从雅典希腊国家银行以PHOTOVOLTAICA PARKA VEROIA I SINGLE MEMBER SOCIETE ANONYME的名义持有的账户号XXX-XXXX-XXX 中支付一千六百零一万九千二百零一欧元(€ 16,019,201）。

(iii)	an amount of EUR 6,043,022 shall be released from the account no. XXX-XXXX-XXX held in the name of ORION ENERGIAKI SINGLE MEMBER SOCIETE ANONYME PHOTOVOLTAICON ERGON with Piraeus Bank; and

从Piraeus银行以ORION ENERGIAKI SINGLE MEMBER SOCIETE ANONYME PHOTOVOLTAICON ERGON的名义持有的账户号XXX-XXXX-XXX 中支付六百零四万三千零二十二欧元(€ 6,043,022）。

(iv)	an amount of EUR 8,844,004 shall be released from the account no. XXX-XXXX-XXX held in the name of ASTRAIOS ENERGIAKI SINGLE MEMBER SOCIETE ANONYME PHOTOVOLTAICON ERGON with Piraeus Bank.

从Piraeus银行以ASTRAIOS ENERGIAKI SINGLE MEMBER SOCIETE ANONYME PHOTOVOLTAICON ERGON的名义持有的账户号XXX-XXXX-XXX 中支付八百八十四万四千零四欧元 (€ 8,844,004 ）。

2.2.2.	An amount of EUR five million one thousand one hundred forty-eight (€5,001,148.00) (the “Second Installment”) as part of Principal, shall be paid by SPI to SINSIN within 3 months after the Effective Date.

SPI须在生效日期之后3个月内，支付给SINSIN五百万零一千一百四十八欧元（€5,001,148.00）（以下简称“第二期付款”），作为本金的一部分。

2.2.3.	An amount of EUR six million nine hundred forty-six thousand (€6,946,000.00) (the “Third Installment”) as the balance of Principal, shall be paid by SPI to SINSIN within 5 months after the Effective Date.

在生效日期之后5个月内，SPI须支付给SINSIN六百九十四万六千欧元（€6,946,000.00）（以下简称“第三期付款”），作为本金的余额。

2.2.4.	SINSIN acknowledges and understands that the disbursement of the Second and Third Installment by SPI shall be facilitated through the utilization of SPI’s self-raised funds, in accordance with the provisions delineated in Clause 4. The result of such fund-raising activities shall not impact, release or change the obligations of SPI to pay SINSIN the Second and Third Installment as stipulated in Clause 2.2.2 and Clause 2.2.3.

SINSIN承认并理解，SPI支付第二期付款和第三期付款将按照第4款的规定通过SPI自筹资金进行。此等自筹资金的活动无论结果如何，不影响、免除或改变SPI在前述第2.2.2条和第2.2.3条项下的支付第二期付款和第三期付款的义务。

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2.3.	SPI hereby covenants that failure to make any of the Installments within the agreed timeline as stipulated in Clause 2.2 (or as such timeline may be extended by a mutual written agreement between SINSIN and SPI acting in good faith) shall constitute a “Material Breach”. In the event of a Material Breach, the settlement provided for hereunder shall be deemed null and void and SPI hereby agrees that, in such a case, it shall be fully obliged to pay to SINSIN the full Debt with interest accruing as ordered by the US Judgment (after deduction of any amounts which may have been paid to SINSIN already pursuant to this Settlement Agreement). SPI further agrees to compensate SINSIN for any legal costs in relation to collection of the Debt.

SPI在此承诺，如果SPI未能在第2.2条规定的期限内（该期限可以经SINSIN和SPI善意地一致同意以书面方式延长）完成任一一期款项的支付，那么SPI构成“重大违约”。在重大违约的情况下，本协议项下约定的和解金额应被视为无效。在此情况下，SPI同意向SINSIN支付全部债务以及美国判决确定的利息（扣除根据本和解协议已向SINSIN支付的金额），并向SINSIN赔偿其因追索债务而产生的法律费用。

2.4.	For the avoidance of doubt, unless a Material Breach as defined in Clause 2.3 occurs, no interest shall accrue on the Second Installment Amount and Third Installment Amount between the Effective Date and the payment due date of the Second Installment and Third Installment as set out above.

为避免疑义，除非发生第2.3条定义的重大违约，否则在生效日至上述第二期付款到期日以及生效日至第三期付款到期日之间，第二期付款和第三期付款不计利息。

2.5.	Upon payment of the First Installment to SINSIN in full in accordance with the terms of this Settlement Agreement, before the date for the payment of the Third Installment, i.e. five months from the Effective Date of the Settlement Agreement, the following consequences will automatically (ipso facto) apply:

在第一期付款已根据本和解协议的条款完全支付给SINSIN时，在第三期付款日到期之前（即本和解协议生效后5个月内）以下结果将自动（即根据事实本身）产生：

(a)	SINSIN shall refrain from pursuing any enforcement of and/or collection on the US Judgment (including refraining from pursuing any motion for injunctive relief in the Action); and

SINSIN将不再继续就美国判决进行强制执行和/或收款（包括不在诉讼中提出任何禁令救济的动议）；并且

(b)	If an injunction or any further post-judgment relief has been issued pursuant to the US Judgment then SINSIN and SPI will submit a joint statement to the Court that they have agreed to lift the post-judgment relief pursuant to this Settlement Agreement and that SinSin reserves the right to seek further post-judgment relief pursuant to section 2.3 above if the Settlement Agreement is breached.

如果根据美国判决颁布了禁令或任何进一步的判决后救济措施，则SINSIN和SPI将提交一份联合声明给法院，表明他们已经同意根据本和解协议来解除判决后救济措施，并且如果SPI违反和解协议，SINSIN将保留根据上述第2.3条的规定进一步追索判决后救济措施的权利。

(c)	SINSIN hereby commits to refraining from initiating any other prospective legal proceedings against SPI and its subsidiaries regarding the Debt or the Dispute, whether within the jurisdictions of Greece, Malta, USA or any other region.

SINSIN在此承诺暂不启动任何其他可能的、针对SPI及其子公司的有关本协议项下债务或争议的法律程序，无论是在希腊、马耳他、美国还是其他任何地区。

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2.6.	Upon payment of the Settlement Amount to SINSIN in full in accordance with the terms of and timeline set out in this Settlement Agreement, the following consequences will automatically (ipso facto) apply:

在和解金额已按照本和解协议约定的时间点完全支付给SINSIN时，以下结果将自动（根据事实本身）产生：

(a)	SINSIN waives in full and definitively any and all claims against SPI and SPI’s Released Parties in relation to the Debt or the Dispute, including without limitation, any claims or demands for interest, legal costs, attorneys’ fees, expenses etc.;

SINSIN完全而最终地放弃与债务或争议相关的所有针对SPI及SPI的被免责方的索赔，包括但不限于任何利息、法律费用、律师费用、费用等方面的任何主张或要求；

(b)	SINSIN declares that it has no claims or demands whatsoever against SPI or SPI’s Released Parties in relation to any amount in excess of the Settlement Amount and that the payment of the Settlement Amount is in full and complete satisfaction of the Debt and the Dispute, including all accrued interest, legal costs, attorneys’ fees, expenses, etc; and

SINSIN声明在和解金额之外对SPI或SPI的被免责方没有任何主张或要求，且和解金额的支付已完全清偿了债务和解决了争议，包括所有已发生的利息、法律费用、律师费用、开支等；并

(c)	the Dispute is finally and irrevocably settled and all rights, claims, obligations and/or liabilities of the Parties and their respective Released Parties against the other Party and their respective Release Parties that arose out of, or were due to, the rights and circumstances giving rise to the Dispute are definitely waived, cancelled, discharged and released.

争议已最终并不可撤销地解决，各方及其被免责方明确放弃、取消、解除和免除对另外一方的所有因争议引起的或由争议引起的权利、主张、义务和/或责任。

3.	RELEASE OF PLEDGE OF SHARES

质押股权的解除

3.1	Within ten (10) business days after full payment of the Settlement Amount to SINSIN within the timeline set out in Clause 2, SINSIN shall submit any necessary legal documents to procure:

在SPI在第2款约定的时限内支付全部和解金额给SINSIN的10个工作日内，SINSIN 须提交必要法律文件，以办理：

(a)	the full release of the pledge of the shares of the four Greek SPVs; and

对四个希腊SPVs的股权质押的完全解除；并

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(b)	the dismissal with prejudice, withdrawal, waiver and cancellation of any of the rights of SINSIN in connection with the Dispute in any applicable jurisdiction, including without limitation:

在任何适用的司法管辖区内，以具有最终效力的方式驳回、终止、撤回并取消与争议相关的SINSIN的任何权利，包括但不限于：

(i)	the signing and filing of any court document, petition and/or declaration as may be required for the termination and cancellation of any court proceedings in relation to the Annulment Lawsuit upon which Judgement No 2318/ 2019 of the Athens Multi-Member First Instance Court has been issued, the Injunction Petition upon which Athens Injunction Judgement No 4212/2018 has been issued and the Auction Petition upon which, Athens District Court Judgement No 350/2019 has been issued;

签署和提交任何法院文件、申请书和/或声明，以终止和取消雅典多成员一审法院已作出第2318/2019号判决的撤销诉讼、已作出雅典禁令第4212/2018号判决的禁令申请、雅典地方法院已作出第350/2019号裁定的拍卖申请；

(ii)	the signing and filing of a counter-warrant releasing and discharging the WPI in Malta.

签署和提交免除和解除在马耳他的WPI的申请；

(iii)	the filing in the Action of an Acknowledgement of Satisfaction of Judgment in Full (California Judicial Council Form, EJ-100) with respect to the US Judgment, along with the filing of any other court document, petition and/or declaration as may be required for the termination of any court proceeding in relation to the Action.

提交在中与美国判决有关的《完全履行判决的确认书》（加利福尼亚司法委员会表格EJ-100），并随附任何其他法院文件、申请书和/或声明，以终止与该诉讼有关的任何法院程序。

3.2	SINSIN and SPI acknowledge that SINSIN is obligated to promptly perform the obligations set forth in Clause 3.1 when the Settlement Amount has been paid in full to SINSIN within the timeline set out in Clause 2 without delay. SINSIN is not obliged to guarantee the time of completing such release, dismissal, withdraw, cancellation and waiver of SINSIN’s rights, which is subject to the relevant government and judicial authorities.

SINSIN和SPI认可，SINSIN有义务在SPI按照第2条的约定按时支付全部和解金额的情况下及时、无拖延地履行第3.1条中约定的义务，而无义务保证有关权利的解除、终止、撤销、取消和放弃的完成时间，此等时间取决于具体的政府或司法机关。

4.	FUNDING ARRANGEMENT AND DUE DILIGENCE COOPERATION

融资安排与尽调合作

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4.1	In order to secure the payment of the Second and Third Installments, SPI shall diligently conduct any activities related to potential financing options, including those facilitated through entities such as CITIC CLSA or involving pre-IPO capital raising through the split listing of the solar projects owned by SPI located in Europe which shall include the photovoltaic parks in Greece having a total power output of 26.57 MW involved in the Dispute ( the “26.57 MW Projects”), as may be pertinent to the expansive nature of the present legal case.

为确保第二期和第三期付款的支付，SPI将勤勉地开展满足本案要求的各项与潜在融资选择相关的活动，包括通过CITICCLSA融资，或通过对SPI在欧洲拥有的包括本案争议涉及的总发电量为26.57兆瓦的希腊项目（“26.57兆瓦项目”）在内的各太阳能项目进行分拆上市的Pre-IPO融资。

4.2	SINSIN will, as a showing of goodwill, but has no obligation, to collaborate with SPI both in relation to the due diligence and the closing process associated with the outlined funding arrangement. This collaboration shall not cause or add any encumbrance, conflict, prejudice or influences to SINSIN’s rights and claims in relation to this Dispute.

出于善意合作考虑，SINSIN将（但无义务）就融资安排相关的尽职调查和交割流程与SPI合作。该合作不得对SINSIN在本争议项下享有的任何权利或主张造成或增加任何障碍、冲突、损害或影响。

5.	COSTS AND TAXES

费用及税费

5.1	Except as otherwise provided in this Settlement Agreement, each Party will bear all costs, commissions, fees, expenses or other charges of a similar nature incurred by it in connection with the preparation, negotiation, entry into and performance of this Settlement Agreement, any other documents to be entered into pursuant hereto, including any and all professional fees and charges of its advisers.

除非本和解协议另有规定，否则各方将负担其在准备、谈判、签署和履行本和解协议或任何其他根据本协议签署的文件而发生的所有成本、佣金、费用、或其他类似性质的费用，包括其顾问的任何和所有专业费和收费。

5.2	SPI or the Lenders/Assignors shall pay on behalf of or bear any relevant taxes as required by any relevant tax authority in relation to the performance of this Settlement Agreement and the payment of the Settlement Amount. The amount to be received by SINSIN is the full amount as stipulated in Clause 2.1.

因本协议的履行及和解金额的支付而产生的所有税费，应由SPI或贷款人/转让方支付或承担。SINSIN收到金额即为第2.1款约定的全部和解金额。

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6.	ANNOUNCEMENTS

公告

6.1	Subject to Clause 6.2, neither Party shall make any public announcement or issue any public communication in connection with the existence or subject matter of this Settlement Agreement without the prior written approval of the other Parties. Upon any inquiry from any third party relating to this Dispute, this shall not prevent either Party from stating that the matter has been resolved amicably.

除非第6.2款另有规定，任何一方不得在未经其他各方事先书面批准的情况下就本和解协议的存在或内容进行任何公开宣布或发布与之有关的公共通讯。此条款不妨碍任何一方就任何第三方的问询而声明此事已友好解决。

6.2	The restriction in Clause 6.1, shall not apply to the extent that the announcement or communication is required by the stock exchange or any regulatory or other supervisory body or authority of competent jurisdiction, whether or not the requirement has the force of law. If this exception applies, the party making the announcement or issuing the communication shall use its reasonable efforts to consult with all other parties in advance as to its form, content and the timing of issue.

第6.1款的限制不适用于以下情况：当股票交易所或任何有管辖权的监管机构或权力机构要求进行公告或通信时，无论该要求是否具有法律效力。如果适用此例外情况，进行公告或通信的一方应尽合理努力提前与其他各方协商其形式、内容和发布时间。

7.	CONFIDENTIALITY

保密

7.1	Each Party undertakes to the other Parties to keep confidential the terms of this Agreement and all information that it has acquired about the Parties and to use such information only for the purposes contemplated by this Agreement.

每一方向其他各方承诺保守本协议的条款以及其获得的所有关于其他各方的信息，并仅出于本协议所约定的目的使用此类信息。

7.2	A Party may disclose any information that it is otherwise required to keep confidential under this Clause7:

任何一方可以披露其根据本和解协议第7条要求保密的信息：

(a)	to the extent that it is or becomes public knowledge (other than as a direct or indirect result of the information being disclosed in breach of this Settlement Agreement);

前提是这些信息在未违反本和解协议的情况下成为或变成公共知识（而不是因为信息披露违反了本和解协议而成为或变成公共知识）；

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(b)	to its employees, advisers, consultants, representatives or officers as are reasonably necessary to advise on this Settlement Agreement, provided that the disclosing party procures that the persons to whom the information is disclosed keep it confidential as if they were that party and use it only for the purposes of the transactions contemplated in this Settlement Agreement;

向其员工、顾问、咨询师、代表或官员提供就本和解协议提供咨询建议所合理需要的信息，只要披露方确保接收信息的人员将其视为自己的机密并仅在本和解协议涉及的交易目的中使用；

(c)	with the written consent of each other Parties; or

在各方的书面同意下；或

(d)	to the extent that the disclosure is required:

在以下必须披露的情况下：

(i)	by the Greek Banks for the purpose of the release of the First Instalment Agreement;

希腊银行出于支付第一期付款的目的要求披露；

(ii)	by applicable law, or a regulatory body, regulated stock exchange, or securities exchange to which the disclosing party is subject; or

根据适用法律、或披露方受其监管的监管机构、受监管的股票交易所或证券交易所的要求；

(iii)	to make any filing with, or obtain any approval and/or authorisation from, the shareholders meeting of the disclosing party, or a regulatory body or securities exchange to which the disclosing party is subject; or

为向披露方的股东大会、披露方受监管的监管机构或证券交易所提出任何申请，或获得批准和/或授权；或

(iv)	to protect the disclosing party’s interest in any legal proceedings relating to this Settlement Agreement.

保护披露方在与本和解协议有关的任何法律程序中的利益。

provided that in the case of Clauses 7.2(d)(ii) and 7.2(d)(iii) only, the disclosing party shall (unless prohibited by applicable law, and in any event so far as practicable in the circumstances) consult each other party and to take into account any reasonable requests it may have in relation to the disclosure before making it.

但在第7.2(d)(ii)和7.2(d)(iii)两款条款的情况下，披露方应在适用法律允许的情况下，在实际情况下尽可能地与其他各方协商，并在披露之前考虑其可能提出的任何合理要求。

7.3	Clause 7 shall continue to have effect for the period of three (3) years from the Effective Date.

第7条将在自生效日期起三（3）年内持续有效。

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8.	ASSIGNMENT

转让

Unless the Parties agree otherwise in writing, no party shall assign, transfer or grant any encumbrance over any of its rights under this Settlement Agreement nor grant, declare, create or dispose of any right or interest in it. Any purported assignment in contravention of this Clause 8 will be void.

除非各方另行书面协议，否则任何一方均不得转移、转让或在其权利下设定任何负担，也不得授予、宣告、创造或处置任何与之有关的权利或利益。违反此第8条的任何假定转让将无效。

9.	FURTHER ASSURANCES

进一步保证

9.1	Each of the Parties will, as of the Effective Date, execute, or procure the execution of, such further documents as may be required by law or be necessary to implement and give effect to the terms of this Settlement Agreement.

各方将在生效日期之日起签署或促使他方签署法律要求的或执行和实施本和解协议条款所必需的其他文件。

9.2	Each of the Parties confirms and undertakes that the representative executing this Settlement Agreement has duly obtained all relevant and necessary authorization of the Party.

各方在此确认和承诺，其签署本和解协议的代表已经获得所有相关和必要的授权。

10.	LIABILITIES FOR BREACH OF CONTRACT

违约责任

10.1	In the event that SPI commits a Material Breach of this Settlement Agreement, SINSIN is entitled to seek relief caused by the breach of SPI, including but not limited to declaring the Settlement Amount null and void pursuant to Clause 2.3, and request SPI to pay the Debt with accruing interests and any costs in relation to the collection of the Debt. In the event that a Material Breach occurs, SPI, as well as any and all of SPI’s subsidiaries or affiliates agree not to challenge or in any way oppose to SINSIN’s right to claim the Debt (after deduction of any amounts which may have been paid to SINSIN already pursuant to this Settlement Agreement) and any associated legal costs against SPI.

如果SPI对本和解协议构成重大违约，SINSIN有权追究SPI的违约责任，包括但不限于根据第2.3条的约定宣告和解金额作废，并要求SPI支付债务及累计产生的利息、因追索债务而产生的费用等。在发生重大违约的情况下，SPI及其任何和所有子公司或关联方同意不挑战或以任何方式反对SINSIN针对SPI主张债务（扣除根据本和解协议已经向SINSIN支付的款项）和任何相关法律费用的权利。

10.2	Notwithstanding any other clause in this Settlement Agreement, if SPI commits a Material Breach, SINSIN will have the right to seek injunctive relief in the form of a worldwide asset freeze against all of SPI’s assets in the Eastern District of California (or other appropriate US court venue). SPI, as well as any and all of SPI’s subsidiaries or affiliates, agree not to challenge or in any way oppose the US Court’s jurisdiction, venue, or the injunctive relief sought by SINSIN, provided that it is sought in accord with this Settlement Agreement.

尽管本和解协议有任何其他条款约定，如果SPI构成重大违约，则SINSIN将有权在加利福尼亚州东区（或其他适当的美国法院）申请在全球范围内冻结 SPI所有资产的禁令救济。在寻求相关禁令救济系根据本和解协议提出的情况下，SPI及其任何和所有的子公司或关联公司同意不挑战或以任何方式反对美国法院的管辖权、审判法院或SINSIN寻求的禁令救济。

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11.	ENTIRE AGREEMENT

完整协议

This Settlement Agreement sets out the whole agreement between the Parties in respect of the settlement of the Dispute and supersedes any prior agreements or understandings between any of the Parties (whether oral or written) relating to the Dispute.

本和解协议约定了各方解决争议的全部协议，并取代了各方之间（无论口头或书面）与争议有关的任何先前协议或谅解。

12.	WAIVER of rights

权力豁免

(a)	Any waiver of any right under this Settlement Agreement is only effective if it is in writing, and it applies only to the Party to whom the waiver is addressed and the circumstances for which it is given and shall not prevent the party who has given the waiver from subsequently relying on the provision it has waived.

本和解协议下的任何权利的豁免只有以书面形式作出方为有效，并且仅适用于受豁免的一方以及豁免所适用的情况，不得阻止豁免方在随后依赖其所豁免的规定。

(b)	No failure to exercise or delay in exercising any right or remedy provided under this Settlement Agreement or by law constitutes a waiver of such right or remedy or will prevent any future exercise in whole or in part thereof.

未行使或延迟行使本和解协议或法律规定的任何权利或救济，不构成对该等权利或救济的放弃，也不会妨碍将来全部或部分行使该等权利或救济。

(c)	No single or partial exercise of any right or remedy under this Settlement Agreement shall preclude or restrict the further exercise of any such right or remedy.

在本和解协议下对任何权利或救济的单独或部分行使不得妨碍或限制进一步行使该等权利或救济。

(d)	Unless specifically provided otherwise, rights arising under this Settlement Agreement are cumulative and do not exclude rights provided by law.

除非专门另有规定，根据本和解协议产生的权利是累积的，并不排除法律规定的权利。

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13.	NOTICES

通知

Notices

通知

A communication or notice (including any consent) given under or pursuant to this Settlement Agreement:

根据本和解协议给出的通信或通知（包括任何同意）：

(a)	shall be in writing in the English language (or be accompanied by a properly prepared translation into English);

应以英文书面形式发出（或附有经过适当准备的英文翻译）

(b)	shall be sent for the attention of the person, and to the address, given in Clause 13.2 (or such other address or person as the party may notify to the others in accordance with the provisions of this Clause 13); and

应寄送至第13.2条中所指定的人员和地址（或一方根据本第13条的约定通知其他方的其他地址或收件人）；以及

(c)	shall be delivered personally or sent by courier.

应亲自交付或通过快递发送。

Delivery

交付

The addresses for service of notice are, in the case of:

接收通知的地址如下：

SPI ENERGY:

Address: 4803 Urbani Ave, McClellan Park, CA 95652 USA

For the attention of: Mr. Xiaofeng PENG

Email: denton.peng@spigroups.com

with a copy to:

Politis & Partners

14 Solonos street

10673 Athens Greece

Attn: Mr. Vangelis Politis

Email: vpolitis@politispartners.gr

SPI HK:

Address: Floor 11, No.1128, 52 Hung To Road, Kwun Tong, Kowloon, Hong Kong

For the attention of: Mr. Xiaofeng PENG

Email: denton.peng@spigroups.com

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with a copy to:

Politis & Partners

14 Solonos street

10673 Athens Greece

Attn: Mr. Vangelis Politis

Email: vpolitis@politispartners.gr

Sinsin Europe:

Address: Suite 716, 10, Market Street, Grand Cayman KYI-9006, Cayman Islands

For the attention of: Ms. Yaqin MENG & Mr. Dixiang Sun

Email:yaqin.meng@spfcapital.com.cn & dixiangsun@163.com

Sinsin Solar Capital:

Address: Suite 716, 10, Market Street, Grand Cayman KYI-9006, Cayman Islands

For the attention of: Ms. Yaqin MENG & Mr. Dixiang Sun

Email: yaqin.meng@spfcapital.com.cn & dixiangsun@163.com

SRIL:

Address: 85, St. John Street, Valletta VLT 1165 Malta

For the attention of: Mr. Xiaofeng PENG & Mr. HK Cheong

Email: denton.peng@spigroups.com & hk.cheong@spigroups.com

with a copy to:

Politis & Partners

14 Solonos street

10673 Athens Greece

Attn: Mr. Vangelis Politis

Email: vpolitis@politispartners.gr

Veroia Malta:

Address: 85, St. John Street, Valletta VLT 1165 Malta

For the attention of: Mr. Xiaofeng PENG & Mr. HK Cheong

Email: denton.peng@spigroups.com & hk.cheong@spigroups.com

with a copy to:

Politis & Partners

14 Solonos street

10673 Athens Greece

Attn: Mr. Vangelis Politis

Email: vpolitis@politispartners.gr

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14.	COUNTERPARTS

副本

This Settlement Agreement may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts will together constitute one and the same instrument.

本和解协议可以签署任何数量的副本，并由每一方签署单独的副本。每个副本均为原件，但所有副本将共同构成一份文件。

15.	VARIATION

变更

Any variation of this Settlement Agreement must be in writing and signed by or on behalf of the Parties.

对本和解协议的任何变更必须以书面形式作出并由各方或其代表签署。

16.	LANGUAGE

语言

This Agreement is drafted in English and translated into Chinese for ease of reading. In the event of any ambiguity or discrepancy between the Chinese and English versions, the English version shall prevail.

本合同以英文书写并翻译成中文方便阅读。若中文和英文版本存在歧义或矛盾之处，以英文版本为准。

17.	GOVERNING LAW AND DISPUTE RESOLUTION

适用的法律和争议解决

17.1	This Agreement and any contractual and non-contractual obligations relating to or arising under or in connection with it shall be governed by and construed exclusively in accordance with the laws of People’s Republic of China.

本协议及与之相关或由之产生的任何合同和非合同义务应受中华人民共和国法律的管辖，并依据其解释。

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17.2	All disputes arising out of or in connection with this Settlement Agreement shall be finally settled by arbitration administered by the Hong Kong International Arbitration Centre (“HKIAC”) under the HKIAC Administered Arbitration Rules in force when the Notice of Arbitration is submitted. SINSIN and SPI agree that (1) any disputes that arise out of this Settlement Agreement must be decided with exceptional urgency; and (2) that the arbitral proceeding be conducted in accordance with HKIAC’s expedited procedures. The arbitration tribunal shall consist of one (1) arbitrator. The sole arbitrator shall be of a nationality other than the nationalities of Greece, China, Malta or United States of America. The arbitration proceedings shall be conducted in English and shall take place in Hong Kong. The arbitral award shall be final and binding on all Parties.

因本和解协议引起的或与之相关的全部争议应提交香港国际仲裁中心（“HKIAC”），并按照提交仲裁通知时有效的《香港国际仲裁中心仲裁规则》最终解决。SINSIN和SPI同意（1）因本和解协议而产生的任何争议应当被特别紧急地决定；以及（2）仲裁程序应当适用简易程序。仲裁庭由一（1）名仲裁员组成，该独任仲裁员应由除希腊、中国、马耳他和美国之外其他国籍的仲裁员担任。仲裁应当使用英文在香港进行。仲裁裁决应当是终局的，并且对各方均有约束力。

17.3	Notwithstanding the Parties’ agreement in Clause 17.2, the parties acknowledge that in the event of a Material Breach, SINSIN will have the right to seek any injunctive relief, including but not limited to a worldwide asset freeze set out in Clause 10.2. SPI, as well as any and all of SPI’s subsidiaries or affiliates, agree not to challenge or in any way oppose the U.S. Court’s the jurisdiction, venue, or any form of injunctive relief sought by SINSIN.

尽管双方在第17.2条中有约定，双方承认，如发生重大违约，SINSIN将有权寻求任何临时救济，包括但不限于第10.2条中所约定的全球资产冻结禁令。SPI及其任何和所有的子公司或关联公司同意不挑战或以任何方式反对美国法院对SINSIN寻求的临时救济的管辖权、审判法院或临时救济内容。

18.	SEVERANCE

分割

If any provision of this Settlement Agreement (or part of a provision) is found by any court or administrative body of competent jurisdiction to be invalid, unenforceable or illegal, the other provisions shall remain in force. If any invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the Parties.

如果本和解协议的任何条款（或条款的部分）被任何有管辖权的法院或行政机构发现无效、不可执行或非法，则其他条款将仍然有效。如果任何无效、不可执行或非法的条款删除了一部分后仍然有效、可执行或合法，则该条款应在作出实现双方商业意图所需的任何修改后适用。

19.	GOOD FAITH

善意

Each party undertakes to the other parties to discharge in good faith all of its obligations in strict compliance with all the terms and conditions contained in this Settlement Agreement.

各方承诺向其他各方善意履行其在本和解协议中约定的所有义务，严格遵守本和解协议中包含的所有条款和条件。

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IN WITNESS WHEREOF, the Parties, acting through their duly authorized representatives, have caused this Settlement Agreement to be signed in their respective names as follows:

谨此，各方，通过其授权代表，已以各自的名义签署本和解协议如下：

SPI Energy Co., Ltd _____________________________ By:	SPI China (HK) Limited _____________________________ By:
Sinsin Europe Solar Asset Limited Partnership	Sinsin Solar Capital Limited Partnership
_____________________________ By:	_____________________________ By:

Sinsin Renewable Investment Limited	Photovoltaica Parka Veroia 1 Malta Limited
_____________________________ By:	_____________________________ By:

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ANNEX A

BANK ACCOUNT STATEMENTS

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ANNEX B

DETAILED AMOUNTS OF THE ACCUMULATED GREEK BANK DEPOSITS AND THE

ASSIGNED DEBT PER GREEK SPV

Date: 31 December 2023 Amounts: In Euros	ASTRAIOS S.A.	ORION S.A.	JASPER S.A.	VEROIA S.A.	TOTAL
Cash and cash equivalents as of Nov 4rth 2024 (A)	**11,415,510**	**6,856,541**	**3,664,143**	**16,035,021**	**37,971,215**
Bond Loan / Loan (a)					
SIN SIN RENEWABLE INVESTMENTS LTD	5,312,931	3,532,016	1,320,747	9,167,466	**19,333,160**
PHOTOVOLTAIKA PARKA VEROIA I MALTA	681,721	563,010		1,018,608	**2,263,339**
	5,994,652	**4,095,026**	**1,320,747**	**10,186,074**	**21,596,500**
Interest Payables (b)					
SIN SIN RENEWABLE INVESTMENTS LTD	2,515,826	1,672,512	825,878	5,242,893	**10,257,109**
PHOTOVOLTAIKA PARKA VEROIA I MALTA	333,526	275,484		590,234	**1,199,244**
	2,849,352	**1,947,996**	**825,878**	**5,833,127**	**11,456,353**
Bond Loan / Loan + Interest Payables (a) + (b) (B)					
SIN SIN RENEWABLE INVESTMENTS LTD	7,828,757	5,204,528	2,146,625	14,410,359	**29,590,269**
PHOTOVOLTAIKA PARKA VEROIA I MALTA	1,015,247	838,494		1,608,842	**3,462,583**
	8,844,004	**6,043,022**	**2,146,625**	**16,019,201**	**33,052,852**
SURPLUS / (DEFICIT) OF CASH PER COMPANY (A) - (B)	**2,571,506**	**813,518**	**1,517,518**	**15,820**	**4,918,363**
Dividend payable					
VELTIMO LTD	980,001	1,083,000			**2,063,001**
SIN SIN RENEWABLE INVESTMENTS LTD			316,000		**316,000**

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ANNEX C

附件C

TRANSFER AND ASSIGNMENT AGREEMENT

转让协议

This Assignment Agreement (the “Assignment Agreement”) is dated January 2, 2025 (the “Effective Date”) and entered into by and among:

本转让协议（以下简称“转让协议”）于2025年1月2日（以下简称“生效日期”）签署，由以下各方共同缔结：

A)	Sinsin Renewable Investment Limited, a company registered in Malta at 85, St. John Street, Valletta VLT 1165 Malta (Registration Number: C60350) duly represented for the execution of the present by its Director Mr. Cheong Hoong Khoeng (hereinafter “SRIL”);

Sinsin Renewable Investment Limited, 一家注册地址位于85, St. John Street, Valletta VLT 1165 Malta的马耳他公司，注册号为C60350，由其董事Cheong Hoong Khoeng 先生代表签署本协议（以下简称“SRIL”）；

B)	Photovoltaica Parka Veroia 1 Malta Limited, a company registered in Malta at 85, St. John Street, Valletta VLT 1165 Malta (Registration Number: C60181) duly represented for the execution of the present by its Director Mr. Cheong Hoong Khoeng (hereinafter “Veroia Malta” and collectively with SRIL, “Lenders/Assignors”);

Photovoltaica Parka Veroia 1 Malta Limited, 一家注册地址位于85, St. John Street, Valletta VLT 1165 Malta的马耳他公司，注册号为C60181，由其董事Cheong Hoong Khoeng 先生（以下简称“Veroia Malta”，与SRIL合称为“贷款人/转让方”）

C)	Sinsin Europe Solar Asset Limited Partnership (Reg. No. 70887) a Cayman Islands corporation with registered address at Suite 716, 10, Market Street, Grand Cayman KYI-9006, Cayman Islands whose principal executive office is located at 2nd Floor East Side, Building 59, No. 461, Hongcao Road, Xuhui, Shanghai, 200233, China, duly represented for the execution of the present by Mr. Dejun YE (hereinafter “Sinsin Europe”);

Sinsin Europe Solar Asset Limited Partnership （注册号：70887）, 一家注册地址位于Suite 716, 10, Market Street, Grand Cayman KYI-9006, Cayman Islands的公司，其主要行政办公地点位于上海市徐汇区虹漕路461号59号楼2楼东侧（邮编200233），由叶得军先生代表签署本协议（以下简称“Sinsin Europe”）；

D)	Sin Sin Solar Capital Limited Partnership (Reg. No. 70738) a Cayman Islands corporation with registered address at Suite 716, 10, Market Street, Grand Cayman KYI-9006, Cayman Islands whose principal executive office is located at 2nd Floor East Side, Building 59, No. 461, Hongcao Road, Xuhui, Shanghai, 200233, China, duly represented for the execution of the present by Mr. Dejun YE (hereinafter “Sinsin Solar Capital” and collectively with Sinsin Europe, “Assignees”)

Sin Sin Solar Capital Limited Partnership（注册号：70738）, 一家注册地址位于Suite 716, 10, Market Street, Grand Cayman KYI-9006, Cayman Islands的公司，其主要行政办公地点位于上海市徐汇区虹漕路461号59号楼2楼东侧（邮编200233），由叶得军先生代表签署本协议（以下简称“Sinsin Solar Capital” ，与Sinsin Europe合称为“受让方”）；

Each of the Lenders/Assignors and the Assignees shall be also referred to as a “Party” and, collectively the “Parties”.

各贷款人/转让方和受让方，各称为“一方”，合称为“各方”。

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HAVING REGARD TO THE FOLLOWING FACTS:

鉴于以下事实：

WHEREAS the following four (4) Greek companies:

鉴于以下四家希腊公司：

(a)	“JASPER PV MAKEDONIA ENERGIAKI SINGLE MEMBER SOCIETE ANONYME” with registered address at 7 Amvrosiou Frantzi street, Athens 11743 Greece, having Tax Identification Number (AFM) 800402906 and Companies Registry (GEMI) number 120396401000 (hereinafter “JASPER”),

“JASPER PV MAKEDONIA ENERGIAKI SINGLE MEMBER SOCIETE ANONYME”，注册地址位于7 Amvrosiou Frantzi street, Athens 11743 Greece, having Tax Identification Number (AFM) 800402906 ，税号为800402906，公司注册号为120396401000 ，

(b)	“ORION ENERGIAKI SINGLE MEMBER SOCIETE ANONYME PHOTOVOLTAICON ERGON”, with registered address at 7 Amvrosiou Frantzi street, Athens 11743 Greece, having Tax Identification Number (AFM) 998535064 and Companies Registry (GEMI) number 121952601000 (hereinafter “ORION”),

“ORION ENERGIAKI SINGLE MEMBER SOCIETE ANONYME PHOTOVOLTAICON ERGON”, 注册地址位于7 Amvrosiou Frantzi street, Athens 11743 Greece ，税号为998535064，公司注册号为121952601000 ，

(c)	“ASTRAIOS ENERGIAKI SINGLE MEMBER SOCIETE ANONYME PHOTOVOLTAICON ERGON”, with registered address at 7 Amvrosiou Frantzi street, Athens 11743 Greece, having Tax Identification Number (AFM) 998535039 and Companies Registry (GEMI) number 124403101000 (hereinafter “ASTRAIOS”), and

“ASTRAIOS ENERGIAKI SINGLE MEMBER SOCIETE ANONYME PHOTOVOLTAICON ERGON”， 注册地址位于7 Amvrosiou Frantzi street, Athens 11743 Greec ，税号为998535039，公司注册号为124403101000 ，以及

(d)	“PHOTOVOLTAICA PARKA VEROIA I SINGLE MEMBER SOCIETE ANONYME” with registered address at 7 Amvrosiou Frantzi street, Athens 11743 Greece, having Tax Identification Number (AFM) 800387357 and Companies Registry (GEMI) number 119592301000 (hereinafter “PHOTOVOLTAICA PARKA VEROIA”),

“PHOTOVOLTAICA PARKA VEROIA I SINGLE MEMBER SOCIETE ANONYME”， 注册地址位于7 Amvrosiou Frantzi street, Athens 11743 Greece ，税号为800387357，公司注册号为119592301000 。

(hereinafter collectively: “Greek SPVs”) have been granted a loan or (as the case may be) issued bond loans which have been subscribed by and acquired by the Lenders/Assignors, the aggregate amount of which (principal and interest) as of 31 December 2023 is EUR 33,052,852.00 (the “Assigned Debt”); the detailed amounts of the Assigned Debt currently outstanding by each of the Greek SPVs are set out in Schedule 1 attached hereto (Assigned Debt).

（以下统称为“希腊SPVs”）已取得贷款或已发行债券贷款，该贷款已由贷款人/转让方认购和收购，截至2023年12月31日该贷款欠款总额（本金和利息）为33,052,852.00欧元（“待转让债务”）；每家希腊SPV目前尚未偿还的待转让债务详见附表1（待转让债务）。

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WHEREAS, by virtue of a Settlement Agreement dated on the same date hereof, entered into, inter alia, by and among the Lenders/Assignors and the Assignees (the “Settlement Agreement”), the Lenders/Assignors agreed to assign and transfer to the Assignees the Assigned Debt.

鉴于，根据贷款人/转让方和受让方等主体于同日签订的和解协议（以下简称“和解协议”），贷款人/转让方同意转让和转移债券贷款债务给受让方。

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

因此，各方一致同意如下：

1. INTERPRETATION

定义

1.1.	When used with initial capital letters in this Agreement, each of the following terms shall have the meaning assigned to such as set forth below:

当在本协议中使用首字母大写时，以下各项应按照如下所述定义：

(a)	Transfer and Assignment Agreement means the present agreement, as it may be extended, amended, supplemented, novated or replaced from time to time, together with its Schedules constituting integral part hereof;

转让协议指本协议，可不时延长、修改、补充、转让或替换，连同其附件构成其不可分割的整体；

(b)	Assigned Claims means all present and future, actual or contingent, rights and claims of the Lenders/Assignors (or any successor of the same) against the Greek SPVs under or in connection with the Assigned Debt;

转让的索赔指贷款人/转让方（或任何其继承者）在债券贷款债务项下或与待转让债务相关而对希腊SPVs享有的所有现在的、未来的、实际的或可能的权利和索赔；

(c)	Assignment means the assignment and transfer of the Assigned Debt to the Assignees effected by this Transfer and Assignment Agreement;

转让指通过本转让协议向受让方转让待转让债务；

(d)	Assigned Debt Documents means the loan agreement and the bond loan agreements and amendments thereof pursuant to which the Assigned Debt is established (together with the Bond Certificates issued to the Assignee, a list of which is set out in Schedule 3), and which are attached hereto as Schedule 2 (Assigned Debt Documents).

待转让债务文件指贷款协议和设立待转让债务的债券贷款协议及其修订（及向受让人发行的债券凭证，具体名单见附表三），详见附表2（待转让债务文件）；

(e)	Business Day means a day that the banks are open for business in Athens, Greece;

工作日指雅典希腊银行营业日；

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1.2.	Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Settlement Agreement.

在本转让协议使用但未另行定义的大写术语应具有和解协议中规定的相同含义。

2. ASSIGNMENT & TRANSFER

转让和移交

2.1.	For the purposes of repayment of the First Instalment to the Assignees, the Lenders/Assignors hereby, unconditionally and irrevocably assign and transfer in favour of the Assignees:

为向受让方支付第一期付款，贷款人/转让方在此无条件且不可撤销地向受让方转让和移交以下权利：

(a)	the Assigned Claims; and

被转让的索赔，以及

(b)	all their relevant rights as well as its relevant actions and any claim arising out or in connection with the Assigned Claims,

所有相关权利、相关行动以及由被转让的索赔引起的或与之相关的任何索赔，

and the Assignees accept such Assignment.

并且受让方接受此等转让。

2.2.	The Lenders/Assignors hereby transfer and deliver to the Assignees the originals of the bonds representing the Assigned Debt as set out in Schedule 3 (Bonds).

贷款人/转让方在此向受让方转让并交付待转让债务的债券原件，如附表3（债券）所示。

2.3	The Assigned Debt is assigned and transferred to the Assignees in accordance with the terms of the Assigned Debt Documents. The Assignees hereby declare that they are fully aware and accept the terms of the Assigned Debt Documents.

待转让债务根据待转让债务文件的条款转让和移交给受让方。受让方在此声明其充分了解并接受待转让债务文件的条款。

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3. PERFECTION OF ASSIGNMENT

转让的完成

3.1.	For the purposes of completing the creation of the Assignment, the Lenders/Assignors shall procure forthwith, and in any case within five (5) Business Days as of the date of this Assignment Agreement, for the service of certified copies of this Assignment Agreement on each of the Greek SPVs by court bailiff in order:

为完成转让，贷款人/转让方应立即采取措施，在本转让协议签署之日起五（5）个工作日内，通过法院执行人员将本转让协议的经认证副本送达给每个希腊SPVs，以便：

(a)	for the Greek SPVs to receive notice of such Assignment; and

希腊SPVs收到此等转让的通知；以及

(b)	for this Assignment Agreement to obtain a certain date in accordance with the Greek Code of Civil Procedure.

使本转让协议能根据希腊民事诉讼法取得一个确定日期。

3.2.	The Lenders/Assignors shall also procure that the following documents are delivered to the Assignees:

贷款人/转让方还应确保以下文件交付给受让方：

(a)	certified copies of the reports of each service so made shall be delivered to the Assignees within five (5) Business Days as of the date of this Assignment Agreement; and

每项送达报告的经认证副本应在本转让协议签署之日起五（5）个工作日内交付给受让方；以及

(b)	at the request of the Assignees, any other information that the Assignees may reasonably require in connection with the Assigned Claims.

根据受让方的要求，受让方可能合理需要的、与转让的索赔相关的任何其他信息。

3.3.	The Lenders/Assignors hereby represent and warrant to the Assignees that as of the Assignment Effective Date, the Assignees shall become the sole and uncontested lender (creditor) of the Greek SPVs in respect of the Assigned Debt.

贷款人/转让方在此向受让方保证，截至转让生效日期，受让方将成为希腊SPVs就待转让债务而言的唯一且无争议的贷款人（债权人）。

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4. PAYMENT

付款

Each of the Assignees hereby irrevocably instructs the Greek SPVs to make all payments under the Assigned Debt exclusively into the following bank account nr. XXX-XXXX-XXX (USD Current A/C), XXX-XXXX-XXX (EUR Current A/C) maintained with BANK OF CHINA LIMITED SINGAPORE BRANCH (Swift Code: BKCHSGSG) which is held in the name of Sinsin Europe (hereinafter referred to as the “Assigned Debt Payment Bank Account”). Sinsin Solar Capital hereby irrevocably appoints Sinsin Europe as Sinsin Solar Capital’s agent authorized to accept payment in the name and on behalf of Sinsin Solar Capital (per Article 417 Greek Civil Code) and hereby irrevocably instructs and mandates the Greek SPVs to effect payment of the entirety of the Assigned Debt to the Assigned Debt Payment Bank Account. Evidence of the remittance by the Greek SPVs of the Assigned Debt into the Assigned Debt Bank Account shall constitute a discharge for an equal amount of the payment obligations of the Greek SPVs in respect of the Assigned Debt hereby assigned to the Assignees.

各受让人特此不可撤销地指示希腊SPVs将待转让债务项下的所有付款全部支付至Sinsin Europe在 XXX-XXXX-XXX中国银行新加坡分行开立的 (USD Current A/C) 以及 XXX-XXXX-XXX (EUR Current A/C) 号银行账户（Swift Code：BKCHSGSG)（以下简称“待转让债务收款账户”）。Sinsin Solar Capital在此不可撤销地委托Sinsin Europe作为Sinsin Solar Capital的授权代表以Sinsin Solar Capital 的名义并代表其接受付款（根据《希腊民法典》第471条），并特此不可撤销地指示和授权希腊SPVs将全部待转让债务支付至待转让债务收款账户。希腊SPVs将待转让债务的款项汇入待转让债务收款账户的凭证应在等同金额的范围内构成对希腊SPVs应向受让人履行的待转让债务相关付款义务的解除。

5. AMENDMENT

修改

Modifications or amendments to this Assignment Agreement shall be effected only by a written agreement duly executed by all Parties.

本转让协议的修改或修订应仅以书面形式由各方亲笔签署后生效。

6. LANGUAGE

语言

This Assignment Agreement is drafted in English and translated into Chinese for ease of reading. In the event of any ambiguity or discrepancy between the Chinese and English versions, the English version shall prevail.

本转让协议以英文书写并翻译成中文方便阅读。若中文和英文版本存在歧义或矛盾之处，以英文版本为准。

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7. GOVERNING LAW – DISPUTE RESOLUTION

法律适用-争议解决

This Assignment Agreement shall be governed by and construed in accordance with the laws of Greece.

本转让协议应受希腊法律管辖并按照其解释。

All disputes arising out of or in connection with this Assignment Agreement shall be finally settled by arbitration administered by the Hong Kong International Arbitration Centre (“HKIAC”) under the HKIAC Administered Arbitration Rules in force when the Notice of Arbitration is submitted. The Parties agree that (1) any disputes that arise out of this Settlement Agreement must be decided with exceptional urgency; and (2) that the arbitral proceeding be conducted in accordance with HKIAC’s expedited procedures. The arbitration tribunal shall consist of one (1) arbitrator. The sole arbitrator shall be of a nationality other than the nationalities of Greece, China, Malta or United States of America. The arbitration proceedings shall be conducted in English and shall take place in Hong Kong. The arbitral award shall be final and binding on all Parties.

因本转让协议引起的或与之相关的全部争议应提交香港国际仲裁中心（“HKIAC”），并按照提交仲裁通知时有效的《香港国际仲裁中心仲裁规则》最终解决。各方同意（1）因本和解协议而产生的任何争议应当被特别紧急地决定；以及（2）仲裁程序应当适用简易程序。仲裁庭由一（1）名仲裁员组成，该独任仲裁员应由除希腊、中国、马耳他和美国之外其他国籍的仲裁员担任。仲裁应当使用英文在香港进行。仲裁裁决应当是终局的，并且对各方均有约束力。

8. COUNTERPARTS

副本

This Assignment Agreement may be executed in any number of counterparts, and such execution has the same effect as if the signatures on the counterparts were on a single copy of the Assignment Agreement.

本转让协议可签署任意数量的副本。在所有副本上的签署与在同一份转让协议上的签署具有同等效力。

THE PARTIES, intending to be legally bound, have signed this Assignment Agreement as follows:

各方均愿意受法律约束，特此签署本转让协议如下：

A competent court bailiff is hereby instructed by the Parties to serve certified copies of this Assignment Agreement, upon the Greek SPVs as lawfully represented, for their information and so that all legal effects may be produced, for the purpose of Clause 3 (Perfection of Assignment).

各方特此指派一位具有管辖权的法院的执行人员向合法代表的希腊SPVs送达本转让协议的认证副本，以便其知悉并产生法律效力，以履行第3条（转让的完成）之目的。

- signature page follows – 签字页如下

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SIGNATURE PAGE

For the Lenders/Assignors 贷款人/转让方	For the Assignees 受让方

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SCHEDULE 1: ASSIGNED DEBT

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SCHEDULE 2: ASSIGNED DEBT DOCUMENTS

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SCHEDULE 3: BONDS CERTIFICATES

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